EXHIBIT 99.1

For Immediate Release	Contact:	GTECH
January 10, 2006		Robert K. Vincent Public Affairs 1-401-392-7452

Lottomatica (U.S.)
Mark Semer or
Jeremy Fielding
Kekst and Company
1-212-521-4800

Lottomatica (Italy)
Mario Pellegatta,
Marco Fraquelli
Sara Balzarotti
Matteo Cidda
Ad Hoc Communications
39-027-606-741

LOTTOMATICA AGREES TO ACQUIRE GTECH HOLDINGS TO CREATE LEADING GAMING SOLUTIONS COMPANY

GTECH Shareholders to Receive $35.00 Per Share in Cash

Transaction Supported by De Agostini S.p.A, Majority Shareholder of Lottomatica

Lottomatica will Partially Fund the Transaction through a Rights Issue and Issuance of Non Convertible Subordinated Securities

W. Bruce Turner of GTECH Expected to Become CEO of the New Lottomatica Group; Rosario Bifulco to Relinquish Management Roles Upon Completion of Transaction

NOVARA and ROME, ITALY and WEST GREENWICH, RHODE ISLAND, USA - January 10, 2006 - Lottomatica S.p.A. (Milan: LTO), the exclusive license holder and operator of Italy’s Lotto, one of the world’s largest lotteries; De Agostini S.p.A., a privately held Italian diversified industrial and financial holding group that is Lottomatica’s majority shareholder; and GTECH Holdings Corporation (NYSE: GTK), a leading provider of gaming technology and services, today announced that Lottomatica and GTECH have entered into an agreement pursuant to which Lottomatica will acquire GTECH for $35.00 in cash per outstanding GTECH share.

The transaction will create one of the world’s leading gaming solutions providers, with significant global market presence and the broadest portfolio of lottery technology, services, and content solutions. The combined company will have operations in over 50 countries worldwide and approximately 6,300 employees. The combined consensus estimates of 2005 revenues and EBITDA for the combined company would be €1.6 billion ($1.9 billion) and €0.7 billion ($0.84 billion), respectively. In its fiscal year ended February 26, 2005, GTECH reported revenues and net income of $1,257 million and $196 million, respectively.

Under the terms of the agreement, which was approved by the boards of directors of both Lottomatica and GTECH, Lottomatica will acquire all of the outstanding shares of GTECH’s common stock. The $35.00 per share consideration represents a premium of 15% over the closing price of GTECH shares on September 9, 2005, the last trading day before GTECH announced that its board of directors had decided to explore strategic alternatives for the company. GTECH currently has approximately 132.8 million shares of common stock outstanding on a fully diluted basis, including options and shares issuable upon conversion of convertible debt. The total value of the transaction is approximately €4.0 billion ($4.8 billion), including the assumption of GTECH’s existing net debt.

The acquisition will be effected by means of a “cash merger” of a special purpose vehicle into GTECH as a result of which the shareholders of GTECH will be entitled to receive the $35.00 per share in cash and the GTECH shares shall be delisted.

Lottomatica will fund the transaction through:

•	available cash of €0.4 billion ($0.48 billion);
•	a €1.4 billion ($1.7 billion) rights issue, expected to be voted upon by Lottomatica in April 2006 and launched in May 2006;
•	€0.75 billion ($0.9 billion) of non-convertible subordinated securities expected to be issued in May 2006;
•
the proceeds of a €1.9 billion equivalent ($2.3 billion) senior loan, to be extended to the special purpose vehicle to merge into GTECH at the closing of the transaction; the loan will be guaranteed by Lottomatica

De Agostini S.p.A. has agreed, subject to certain conditions, to exercise its full, direct and indirect, pro-rata share of the rights offering (€0.8 billion) ($1.0 billion). Credit Suisse First Boston (CSFB) and Goldman Sachs have agreed to underwrite Lottomatica’s rights issue and subordinated securities and have committed to provide the senior loan financing. The financings and related underwritings and commitments are subject to Lottomatica maintaining a pro forma investment grade credit rating and other customary conditions. Furthermore, De Agostini and Lottomatica have agreed to enter into lock up undertakings consistent with those provided for in similar market transactions. It is expected that Lottomatica will maintain its investment-grade rating and that the new capital structure will have the flexibility to pay a dividend to shareholders and make investments in growth opportunities.

The subordinated securities, due 2066 (the statutory life of Lottomatica will therefore be extended), will be listed on a European stock exchange, and will be offered to institutional investors.

Completion of the transaction, which is expected to occur in mid-2006, is subject to receipt of financing, approval by GTECH shareholders, regulatory approvals, receipt of contract assignment assurance from certain significant lottery customers, Lottomatica maintaining a pro forma investment grade credit rating, and other customary conditions.

Following completion of the transaction, GTECH will continue to operate as a separate business unit within a newly formed Lottomatica group structure. The group is to be headquartered in Rome and GTECH will continue to be headquartered in Rhode Island. The transaction is not expected to involve any substantial disruptions to the workforces of either GTECH or Lottomatica due to minimal operational and geographic overlap.

As previously planned, Rosario Bifulco, Chairman and CEO of Lottomatica, will relinquish his executive roles after leading the company for four years through a period of significant development. It is expected that at the closing of the transaction, and subject to the required approvals of the relevant regulatory authorities under the Italian Lotto concession:

•
W. Bruce Turner, President and Chief Executive Officer of GTECH, will be proposed as a member of the Lottomatica board of directors and will become CEO of Lottomatica, while maintaining his position at GTECH;

•
Marco Sala, current General Manager of Lottomatica, will be proposed as Managing Director of Lottomatica with responsibility for Italian operations. His appointment will ensure continuity in the successful management and development of the Italian Lotto license and Lottomatica’s other activities in Italy.

It is also expected that Jaymin Patel, Chief Financial Officer of GTECH, will become CFO of Lottomatica upon completion of the transaction. GTECH’s other current officers and management team are also expected to remain in their positions with GTECH. It is currently anticipated that independent directors from the United States will be named to serve on the Board in due course.

It is expected that Mr. Turner, Mr. Patel and other members of GTECH’s management team will invest a material portion of the proceeds from the sale of their GTECH shares to acquire Lottomatica stock from Lottomatica at the price of the rights offering. It is expected that Lottomatica’s stock option plans will be expanded and extended to include members of GTECH’s management. Mr. Sala is also expected to have an investment in Lottomatica.

“This transaction is an extraordinary opportunity for --De Agostini,” said Mr. Lorenzo Pellicioli, Chief Executive Officer of De Agostini S.p.A. “Since investing in Lottomatica in 2002, we have looked for ways to assist the company in developing an international footprint within the gaming industry. This merger enhances the long-term potential of our investment by creating a global gaming platform, with diverse revenue streams, quality customer relationships and leading-edge technological capabilities. As we announce this transformational transaction, I would like to thank Rosario Bifulco, current Chairman and CEO of Lottomatica, for his invaluable contribution to the development of the company over the last few years, and I look forward to his continued support of the company. We are pleased to join forces with Bruce Turner and his team, which includes many outstanding gaming industry executives, to build further both Lottomatica’s and GTECH’s gaming platforms and competitive positions.”

Mr. Bifulco commented, “With the acquisition of GTECH, Lottomatica caps a period of successful development, transforming itself from a domestic company to a truly international business. I believe this is a rare achievement for an Italian enterprise. I am proud to have contributed to this process and to Lottomatica’s operations. We have indisputably strengthened our business, and we have also laid the foundations for the further creation of shareholder value as well as a high quality offering for our customers.”

“We are proud to partner with De Agostini and Lottomatica to create the largest global, vertically integrated operator and solutions provider to the international lottery market,” said Mr. Turner. “During the past several years we have firmly established GTECH as the leading global lottery provider with strong positions in gaming solutions and commercial services, with a commitment to integrity and customer service. At the same time, Lottomatica has successfully grown one of the world’s largest, most profitable and most complex lotteries. The combined company will have considerable scale and financial strength, superior customer solutions and significant long-term growth prospects.

“My colleagues and I are pleased that the combined company will retain our existing commitments to the Rhode Island community and that GTECH’s operations will remain intact and poised for additional growth,” Mr. Turner concluded.

“The cash consideration afforded to GTECH shareholders in the transaction provides attractive value for the business,” added Robert M. Dewey, Jr., Chairman of the Board of Directors of GTECH. “The combined company will benefit from the experience and expertise of GTECH management and the dedication and commitment of GTECH employees worldwide.”

Mr. Sala said, “The acquisition of GTECH further enhances our expertise, capabilities and technologies, which will benefit our operations in Italy and in other markets around the world. Our Italian team looks forward to sharing ideas and strategies with our new colleagues, as we work together to strengthen the new Lottomatica’s global leadership position.”

GTECH’s Board of Directors has received separate opinions from Citigroup Global Markets and Houlihan Lokey Howard & Zukin that the transaction is fair to GTECH stockholders from a financial point of view. GTECH’s financial advisor is Citigroup Global Markets, and its legal counsel is Cravath Swaine & Moore LLP and Edwards Angell Palmer and Dodge LLP.

Lottomatica’s financial advisor with respect to this transaction (with regard to rating advisory and hybrid structuring) is Credit Suisse First Boston (Europe) Limited (“CSFB”), and its legal counsel are Dewey Ballantine LLP and Bonelli Erede Pappalardo. Shearman & Sterling LLP and Gianni, Origoni, Grippo & Partners are the legal counsel for CSFB and Goldman Sachs in the transaction (including with regards to financing). The Lottomatica Board has received from CSFB and Goldman Sachs opinions with respect to the fairness to the company from a financial point of view of the consideration to be paid pursuant to the terms of the transaction.

Revenues and EBITDA for Lottomatica and GTECH have been presented on a combined basis in this document for illustrative purposes only and do not indicate the actual combined revenues and EBITDA of the companies for the periods presented after giving effect to the transaction. The combined numbers have been calculated solely as the pure arithmetic sum of the I/B/E/S December 2005 estimates for the standalone revenues and EBITDA of Lottomatica and GTECH. In addition, for GTECH, the December 2005 estimates are obtained by calendarising I/B/E/S estimates for February 2005 (2/12) and February 2006 (10/12).

The combined numbers are presented solely to illustrate generally the overall scope of the combined company, and should not be taken to represent how the companies would have performed on a historical basis had their operations been combined during the periods presented, or how the companies will perform on a combined basis after giving effect to the transactions. Moreover, the combined numbers do not reflect any pro forma or other adjustments to reflect the combination or any adjustments to conform the accounting principles of the two companies. Lottomatica reports its financial information in accordance with IFRS, and GTECH reports its financial information in accordance with United States generally accepted accounting principles. EBITDA, as used in this document, means earnings before interest, taxes, deprecation and amortization. For the foregoing reasons, such numbers are not comparably determined and are presented herein only for illustrative purposes.

About Lottomatica
Lottomatica S.p.A. operates one of the largest lotteries in the world, the Italian “Lotto,” and is the market leader in the Italian gaming industry. Lottomatica has a network of 44,000 lottery terminals and offers services through its three main business segments - lotteries, sports games and betting, and commercial services. The company, headquartered in Rome, has revenues of €585.8 million1 , over 1,000 employees and is publicly-traded on the Milan stock market (LTO). It is controlled by De Agostini, which owns 58% of the company’s share capital. For more information about the company, please visit Lottomatica’s website at http://www.lottomatica.it.

About De Agostini
Privately owned De Agostini is a leading Italian diversified industrial and financial holding group, with significant international operations. In addition to the investment in Lottomatica, it is mainly active in the insurance sector (through 65.5% owned Toro Assicurazioni, a leading Italian insurer, with 2004 revenues of €2,654 million), in free-to-air TV (19.7% of Antena 3, a leading Spanish broadcaster, with 2004 revenues of €817 million) and in publishing (100% of De Agostini Editore with 2004 revenues of €1,705 million and operations in about 30 countries worldwide). For more information about De Agostini, please visit http://www.gruppodeagostini.it.

About GTECH
GTECH is a leading gaming technology and services company. With more than $1.25 billion in annual revenues and 5,300 people in over 50 countries, GTECH provides integrated technology, creative content, and business services to effectively manage and grow today’s evolving gaming markets. In targeted emerging economies, GTECH also leverages its operational presence and infrastructure to supply commercial transaction processing services. For more information about the company, please visit GTECH’s website at http://www.gtech.com.

1 Year end 2004 restated accordingly with IAS/IFRS principles

ADDITIONAL INFORMATION

GTECH will file a Form 8-K with the Securities and Exchange Commission (the “SEC”) regarding the transaction, which will include a copy of the definitive agreement. All parties desiring details regarding the conditions of this transaction are urged to review the contents of the definitive agreement, which is available at the SEC’s website at http://www.sec.gov/.

In connection with the proposed merger, GTECH will file a proxy statement and other documents with the SEC. We urge shareholders to carefully read the proxy statement and any other documents filed with the SEC when they become available because they contain important information about GTECH, the proposed merger and related matters. A copy of the proxy statement will be sent to shareholders seeking their approval of the proposed merger. Shareholders also will be able to obtain a copy of the proxy statement (when available) and other documents filed by GTECH free of charge at the SEC’s web site, http://www.sec.gov, or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, documents filed by GTECH can be obtained by contacting GTECH at the following address and telephone number: GTECH Corporation, 55 Technology Way, West Greenwich, Rhode Island 02817, Attention: Investor Relations Director, Telephone: 401-392-1000, or from GTECH’s website, http://www.gtech.com/.

GTECH and its officers, directors and certain other employees may be soliciting proxies from GTECH shareholders in favor of the proposed merger and may be deemed to be “participants in the solicitation” under the rules of the SEC. Information regarding GTECH’s directors and executive officers is available in its proxy statement filed with the SEC on June 24, 2005. Other information regarding the direct or indirect interests, by security holdings or otherwise, of the participants in the solicitation will be set forth in the proxy statement relating to the merger when it becomes available.

Statements about the expected timing, completion, and effects of the proposed transaction and all other statements in this release, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, and uncertainties that could cause the actual results to differ materially from such forward-looking statements. GTECH and Lottomatica may not be able to complete the proposed transaction on the terms described above, on other acceptable terms, or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of Lottomatica to obtain financing, the failure to receive required assurances from certain significant lottery customers, Lottomatica maintaining a pro forma investment grade credit rating, or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of GTECH, are described in GTECH’s filings with the SEC, including Items 1 and 7 of GTECH’s annual report on Form 10-K for the fiscal year ended February 26, 2005.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any state or jurisdiction in which such offer would be unlawful. No securities referred to herein will registered under the U.S. Securities Act of 1933, as amended, and therefore no such securities may be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. No securities referred to herein will be publicly offered in the United States. This press release is not a solicitation of a proxy from any security holder of GTECH.
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